UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K/A

                            CURRENT REPORT
                            AMENDMENT NO. 1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 12, 1996


                         PROGRESSIVE BANK, INC.
         ------------------------------------------------------
         (Exact name of registrant as specifies in its charter)

          New York                  0-15025             14-1682661
- ----------------------------      ------------      -------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
       incorporation)             File Number)      Identification No.)

               1301 Route 52, Fishkill, New York      12524
           (Address of principal executive offices) (Zip Code)

                            (914) 897-7400
          (Registrant's telephone number, including area code)

                            Not Applicable
          (Former name, former address and former fiscal year,
                    if changed since last report.)


Item 2. Acquisition or Disposition of Assets

On April 24, 1996, Progressive Bank, Inc. (the "Company") filed a
Current Report on Form 8-K (the "Current Report") reporting that, on April 12, 1996, its wholly-owned subsidiary, Pawling Savings Bank ("Pawling") and GreenPoint Bank ("GreenPoint"), a subsidiary of GreenPoint Financial Corp., had consummated the transactions contemplated in the Purchase of Assets and Liability Assumption Agreement, dated as of December 26, 1995, by and between Pawling and GreenPoint (the "Agreement") whereby Pawling acquired two branches of GreenPoint located in Rockland County, New York. The Company further reported that it was impracticable at the time of filing the Current Report to file pro forma financial information required to be filed pursuant to the instructions to Form 8-K under the Securities Exchange Act of 1934, as amended.

The Registrant hereby amends the items, financial statements, exhibits or other portions of the Current Report as set forth herein.

Item 7. Financial Statements and Exhibits

Since the assets acquired and liabilities assumed by Pawling pursuant to the Agreement do not constitute a "business" which has continuity, historical financial statements and pro forma condensed combined income statements are not required or relevant and, accordingly, are not included herein. Unaudited pro forma consolidated balance sheet has been provided as if the transaction had occurred on March 31, 1996.

(a) Financial Statements and Exhibits

The following unaudited information regarding certain assets acquired and liabilities assumed, as of April 12, 1996, is included in this Current Report Amendment:

                 Loans Acquired

                 Deposit Liabilities Assumed

(b) Pro Forma Financial Information

Unaudited pro forma consolidated balance sheet as of March 31, 1996.

The loans acquired as of April 12, 1996, represented passbook loans totaling $105,000 with a weighted average yield of 8.0% and a weighted average maturity of 18 months.

Deposit balances assumed from the acquisition are summarized as follows:



                                                   At April 12, 1996

                                                    Percentage       Weighted
                                                      of Total        Average
                                        Balance       Deposits           Rate

                                                (Dollars in thousands)


NOW accounts                           $  8,188            5.4%          2.23%
Savings accounts                         28,935           18.9           3.22
Money market accounts                    16,651           10.9           3.18
Time deposits                            98,757           64.7           6.14
  Total interest-bearing deposits       152,531           99.9           5.05
Demand deposits                             221            0.1           0.00
  Total deposits                       $152,752          100.0%          5.05%


The remaining average term of certificate of deposit accounts at April 12, 1996 are summarized as follows:



                                                     Percentage of
                                         Amount      Time Deposits

                                          (Dollars in thousands)


Due within six months                   $43,210               43.7%
Due within six to twelve months          23,469               23.8
Due within one to two years              25,984               26.3
Due within two to three years             4,283                4.3
Due within three to five years            1,349                1.4
Due beyond five years                       462                0.5
  Total                                 $98,757              100.0%


Time deposits issued in amounts of $100,000 or more amounted to approximately $7.2 million at April 12, 1996.


PROGRESSIVE BANK, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 1996

The following unaudited pro forma balance sheet gives effect to the acquisition of assets and assumption of liabilities by the Company as though the transaction had occurred on March 31, 1996.



                                                                       Assets Acquired                   Progressive
                                                      Progressive      and Liabilities      Deposit       Bank, Inc.
                                                       Bank, Inc.              Assumed      Premium        Pro Forma

                                                                                  <F1>         <F2>

                                                                              (In thousands)


Assets
  Cash and due from banks                                $ 13,967                  192                        14,159
  Federal funds sold                                        2,520              133,811       (9,629)         126,702
  Securities available for sale                           131,058                                            131,058
  Securities held to maturity                              71,009                                             71,009
  Loans                                                   546,125                  105                       546,230
  Allowance for loan losses                                (8,275)                                            (8,275)
  Accrued interest receivable                               5,110                                              5,110
  Other real estate, net                                    1,024                                              1,024
  Premises and equipment, net                               9,523                  726                        10,249
  Other assets                                             13,493                   18        9,629           23,140
      Total assets                                       $785,554              134,852           --          920,406

Liabilities and Shareholders' Equity
  Liabilities:
    Savings and time deposits                            $612,666              152,531                       765,197
    Demand deposits                                        49,925                  221                        50,146
    Other borrowings                                       17,900              (17,900)                           --
    Accrued expenses and other liabilities                 35,464                                             35,464
      Total liabilities                                   715,955              134,852           --          850,807
  Shareholders' equity                                     69,599                                             69,599
      Total liabilities and shareholders' equity         $785,554              134,852           --          920,406

See notes to unaudited pro forma consolidated balance sheet.


Notes to Unaudited Pro Forma Consolidated Balance Sheet

<F1> Represents the assets acquired and liabilities assumed in the
Acquisition. The net cash received of $151,711 in the settlement of the transaction is shown as Federal funds sold and as a reduction to other borrowings in the unaudited pro forma consolidated balance sheet. Loans, premises and equipment acquired approximates the assets' fair value. Deposits assumed are all considered to be at market rates and, accordingly, approximate fair value.

<F2> Represents the tax deductible deposit premium of the deposit liabilities assumed, including accrued interest payable, calculated on the actual deposits as of the close of business on March 11, 1996. This amount will be amortized over a period of 7 years.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROGRESSIVE BANK, INC.
                                        ----------------------
                                        (Registrant)

                                        By:      /s/ Robert Gabrielsen
                                            -------------------------------
                                            Robert Gabrielsen, Treasurer
                                            Principal Financial Officer and
                                            Principal Accounting Officer

Dated June 3, 1996